EXHIBIT 10.1



                             FORBEARANCE AGREEMENT

          THIS  AGREEMENT  made  as  of  the  29th  day  of  May,  2008.

A  M  O  N  G:

ROYAL  BANK  OF  CANADA
(hereinafter  referred  to  as  the  "BANK")

-  and  -

SENTRY  TECHNOLOGY  CANADA  INC.
(hereinafter  referred  to  as  the  "BORROWER")

-  and  -

SENTRY  TECHNOLOGY  CORPORATION
(hereinafter  referred  to  as  the  "SENTRY")

-  and  -

CUSTOM  SECURITY  INDUSTRIES  INC.
(hereinafter  referred  to  as  "CSI")


WHEREAS:

1. the Bank has made available certain Credit Facilities to the Borrower on the terms and conditions established under the Loan Agreement;

2. the Guarantors have executed and delivered the Guarantees to the Bank for the purpose of guaranteeing the payment and performance of some or all of the debts, liabilities and obligations of the Borrower to the Bank;

3. the Borrower is currently in default of its obligations to the Bank under the Loan Agreement;

4. the Borrower is in breach of certain covenants contained in the Loan Agreement, including borrowing in excess of the allowable margin deficit as provided for in the Loan Agreement;

5. the Borrower is in the process of seeking financing to facilitate an equity injection and/or negotiating with various third parties to obtain refinancing in order to repay the Indebtedness;

6. the Bank has had, and continues to have, serious concerns with respect to the financial viability of the Borrower;

7. the Borrower and each of the Guarantors have requested that the Bank forbear from making demand for the repayment of the Indebtedness and enforcing its rights and remedies under the Security so as to permit the Borrower the opportunity to secure the financing and/or equity injection referred to above; and

8. as an inducement to the Bank agreeing to so forbear, the Borrower and the Guarantors have agreed to enter into this Agreement and to comply with the terms and provisions contained herein, including, without limitation, the terms and provisions of the Repayment Plan.

NOW THEREFORE in consideration of the acknowledgements, confirmations, covenants and agreements contained herein, and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the Parties hereto), each of the Parties hereto hereby agree with each other as follows:

                                    ARTICLE1
                                    --------
                                 INTERPRETATION
                                 --------------
1.01     DEFINITIONS:     Unless  otherwise  specifically  defined  in  this
         ------------
Agreement, all capitalized terms used in this Agreement shall have the meanings ascribed to them in the Loan Agreement. The following terms shall have the following meanings:

(a) "ASSETS" means all of the personal property, tangible or intangible and undertakings of the Borrower in respect of which the Bank holds Security;

(b)     "BIA" means the Bankruptcy and Insolvency Act (Canada);

(c) "BUSINESS DAY" means a day other than a Saturday, Sunday, statutory holiday in the Province of Ontario, or any other day on which the Schedule 1 Canadian Chartered Banks located in the City of Toronto are not open for business during normal banking hours;

(d) "CREDIT FACILITIES" means the credit facilities established by the Bank in favour of the Borrower pursuant to the Loan Agreement;

(e) "CSI GUARANTEE" means a guarantee and postponement of claim limited to the sum of $1,000,000 dated May 3, 2005 executed and delivered by CSI to the Bank in connection with the Indebtedness;

(f) "EVENT OF DEFAULT" means the occurrence of any one or more of the events set forth in Article 10 of this Agreement;

(g) "GUARANTEES" means collectively the Sentry Guarantee and CSI Guarantee and "GUARANTEE" means any one thereof;

(h) "GUARANTORS" means collectively Sentry and CSI and "GUARANTOR" means any one of them;

(i) "INDEBTEDNESS" means the amounts set forth in sections 2.01 and 2.02 hereof;

(j) "LOAN AGREEMENT" means the Confirmation of Credit Facilities Letter dated May 15, 2006, accepted by the Borrower and Guarantors on May 15, 2006, as amended, revised, restated, replaced and supplemented from time to time;

(k) "PARTIES" means any one or more of the parties referred to in this Agreement, as the context may require;

(l) "PRIME RATE" means the annual rate of interest announced by the Bank from time to time as being a reference rate then in effect for determining interest rates on Canadian Dollar commercial loans in Canada;

(m) "PRIORITY PAYABLES" shall have the meaning ascribed thereto in subsection 6.01(f);

(n) "PRIORITY PAYABLE AUTHORIZATIONS" shall have the meaning ascribed thereto in subsection 6.01(f)

(o) "REPAYMENT PLAN" means the Repayment Plan set forth in Article 5 of this Agreement;

(p) "SECURITY" means collectively all of the security delivered by the Borrower to the Bank as security for the Indebtedness and obligations of the Borrower to the Bank pursuant to the Loan Agreement, or otherwise, or that may be delivered by the Borrower to the Bank to secure the Indebtedness and obligations of the Borrower to the Bank;

(q) "SENTRY ASSETS" means all of the personal property, tangible and intangible, and undertakings of Sentry in respect of which the Bank holds security;

(r) "SENTRY GUARANTEE" means a guarantee and postponement of claim limited to the sum of $5,000,000 dated May 9, 2005 executed and delivered by Sentry Technology Corporation to the Bank in connection with the Indebtedness;

(s) "SENTRY SECURITY" means the General Security Agreement dated May 9, 2005 delivered by Sentry to the Bank;

(t) "US PRIORITY PAYABLES" shall have the meaning ascribed thereto in subsection 6.01(g); and

(u) "US PRIORITY PAYABLE AUTHORIZATIONS" shall have the meaning ascribed thereto in subsection 6.01(g).

                                   ARTICLE 2
                                   ---------
                               CREDIT FACILITIES
                               -----------------

2.01     ACKNOWLEDGEMENT OF INDEBTEDNESS:  The Borrower acknowledges that, as at
         --------------------------------
May  29,  2008,  the  Borrower  is  indebted  to  the  Bank:

(a) in respect of a demand operating loan, in the amount of $3,072,864.32, comprising principal in the amount of $3,071,000 and accrued interest to and including May 29, 2008, in the amount of $1,864.32. Interest continues to accrue on the aforesaid principal amount at the Bank's prime rate plus 2.75% per annum. The per diem amount on the aforesaid principal amount, given the Bank's current prime rate is $631.03.

2.02     INTEREST,  ETC.:  The  Borrower  and each of the Guarantors acknowledge
         ----------------
that interest on the amounts set forth in section 2.01 above, as well as all costs, fees, expenses and other monies incurred by the Bank in connection with the Security and the Indebtedness, including, without limitation, the Forbearance Fee referred to in section 5.04 hereof, further advances, if any, made by the Bank under the Loan Agreement or hereunder, the collection of the Indebtedness, any appraisals and investigation of the Assets and the Security, enforcement of the Security, the negotiation, preparation and enforcement of this Agreement and any amendments hereto, and the disbursements and legal fees incurred by the Bank on a solicitor and client basis in connection with all of the same shall be added to and are deemed to form part of the Indebtedness.


                                   ARTICLE 3
                                   ---------
                                ACKNOWLEDGEMENTS
                                ----------------

3.01     ACKNOWLEDGEMENTS  BY  THE  BORROWER:  The  Borrower hereby confirms and
         ------------------------------------
acknowledges  to  the  Bank  that:

(a) each of the foregoing recitals are true and accurate both in substance and in fact;

(b) it is in default of certain covenants and obligations under the Loan Agreement;

(c) the Indebtedness is due and owing to the Bank and the Borrower has no right or claim of set-off or any similar right or claim against the Bank in connection with the Indebtedness;

(d) the Bank has the right to demand repayment of the Indebtedness and to enforce the Security;

(e) the Security is, and any other security delivered by the Borrower to the Bank to secure the Indebtedness after the date hereof will be, in full force and effect, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower, and the Borrower hereby waives and agrees not to assert or cause to be asserted on its behalf, and is hereby estopped from asserting or causing to be asserted on its behalf, any defences or rights with respect to the legal effect of the Security or the legality, validity or binding effect of the obligations of the Borrower thereunder and the enforceability of same;

(f) except as provided in this Agreement, the Bank (either by itself or through its employees or agents) has made no promises, nor has it taken any action or omitted to take any action which would constitute a waiver of its right to make demand for the repayment of the Indebtedness and to take any enforcement action in connection with the enforcement of the Security, or which would estop it from so doing and that no statement, representation, promise, act or omission by the Bank or its employees or agents shall create such a waiver or estoppel unless the Bank executes and delivers to the Borrower a written waiver of any such rights; and

(g) the Borrower has been provided with a reasonable opportunity to seek legal advice with respect to the execution and delivery of this Agreement.

3.02     ACKNOWLEDGEMENTS  BY  THE  GUARANTORS:  Each  of  the Guarantors hereby
         --------------------------------------
acknowledges and confirms that each of the foregoing recitals are true and accurate both in substance and in fact;

(a) each of the foregoing recitals are true and accurate both in substance and in fact;

(b) the Indebtedness is due and owing to the Bank and the Borrower has no right or claim of set-off or any similar right or claim against the Bank in connection with the Indebtedness;

(c) the Bank has the right to demand repayment of the Indebtedness and to enforce the Security;

(d) the Security is, and any other security delivered by the Borrower to the Bank to secure the Indebtedness after the date hereof will be, in full force and effect, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower, and the Guarantors hereby waive and agree not to assert or cause to be asserted on behalf of any or all of them, and are hereby estopped from asserting or causing to be asserted on behalf of any or all of them, any defences or rights in relation to any matter, cause or thing whatsoever existing to the date hereof with respect to the legal effect of the Security or the legality, validity or binding effect of the obligations of the Borrower thereunder and the enforceability of same;

(e) there is no dispute respecting the liability of the Guarantors in connection with the Indebtedness and the obligations of the Guarantors to repay the Indebtedness according to the provisions of the Guarantees;

(f) the Guarantees are in full force and effect, constitute legal, valid and binding obligations of each of the Guarantors, are enforceable against the Guarantors and the Guarantors hereby waive and agree not to assert or cause to be asserted on behalf of any or all of them, and are hereby estopped from asserting or causing to be asserted on behalf of any or all of them, any defences or rights with respect to the legal effect of the Guarantees or the legality, validity or binding effect of the obligations of the Guarantors thereunder and the enforceability of same;

(g)     they each consent to the Borrower entering into this Agreement;

(h) notwithstanding the terms of the Guarantees, the Loan Agreement, this Agreement, or of any other agreement, whether written or oral, between the Bank and the Guarantors or any one of them, the Bank shall be entitled to reply upon the Guarantees in respect of any amounts comprising the Indebtedness;

(i) except as provided in this Agreement, the Bank (either by itself or through its employees or agents) has made no promises, nor has it taken any action or omitted to take any action which would constitute a waiver of its right to take any enforcement action in connection with the enforcement of its Security, or which would estop it from so doing and that no statement, representation, promise, act or omission by the Bank or its employees or agents shall create such a waiver or estoppel unless the Bank executes and delivers to the Borrower a written waiver of any such rights; and

(j) the Guarantors have been provided with a reasonable opportunity to seek legal advice with respect to the execution and delivery of this Agreement.


3.03     ACKNOWLEDGMENTS  BYSENTRY:  Sentry  acknowledges  that:  (i) the Sentry
         --------------------------
Security constitutes legal, valid and binding obligations of Sentry, is enforceable against Sentry, and Sentry hereby waives and agrees not to assert or cause to be asserted on its behalf, and is hereby estopped from asserting or causing to be asserted on its behalf, any defences or rights in relation to any matter, cause or thing whatsoever existing to the date hereof with respect to the legal effect of such Security or the legality, validity or binding effect of the obligations of Sentry thereunder and the enforceability of same; (ii) that the Credit Facilities have been, are, and will continue to be, utilized to finance its business operations; and (iii) that the Credit Facilities were utilized to repay the sum of $1,189,535.31 owing by Sentry to CIT, in May, 2005.


                                   ARTICLE 4
                                   ---------
                               WAIVER AND RELEASE
                               ------------------

4.01     WAIVER  AND  RELEASE:  The  Borrower  and  each  of  the  Guarantors
         ---------------------
acknowledge and agree that, to the date hereof, the Bank's administration of the Credit Facilities, and its actions in entering into this Agreement, have been fair and reasonable and hereby waive and agree not to assert or cause to be asserted on its behalf, and are hereby estopped from asserting or causing to be asserted on its behalf, any defences, rights or claims with respect to the foregoing, and hereby release and remise the Bank (including any director, officer, employee or legal agent thereof) from any and all claims with respect thereto. Further, in executing and delivering this Agreement, the Borrower and each of the Guarantors acknowledge and agree that they are acting freely and without duress.

                                   ARTICLE 5
                                   ---------
                         FORBEARANCE AND REPAYMENT PLAN
                         ------------------------------

5.01     IMPLEMENTATION:  The  Borrower  and  each  of  the  Guarantors  hereby
         ---------------
covenant and agree to and with the Bank that they shall, and each shall ensure that the other, honours and fulfils the terms and provisions of the Repayment
Plan  set  forth  in  this  Article  5.

5.02     FORBEARANCE PERIOD:  Subject to the terms and conditions of this
         -------------------
Agreement, the Bank agrees that it will forbear from the exercise of its rights and remedies under the Security and Sentry Security in respect of the Indebtedness for the period of time ("FORBEARANCE PERIOD") commencing with the execution and delivery of this Agreement until the earlier of:

(a)     October  31,  2008;  and

(b)     the occurrence of an Event of Default;

and reserves all of its rights and remedies against the Borrower under the Loan Agreement and the Security with respect to any Event of Default thereunder arising after the date of this Agreement, or any Event of Default.

The Borrower and each of the Guarantors acknowledge that the Bank shall have no obligation to continue to forbear after the expiration of the Forbearance Period.

5.03     REPAYMENT OF THE INDEBTEDNESS:  Notwithstanding any other provisions of
         ------------------------------
this Agreement, the Borrower shall cause the Indebtedness to be permanently reduced as follows:

(a) the proceeds from all sales, transfers or other disposition of the Assets, or any portion thereof, outside of the ordinary course of the Borrower's business, shall be paid directly to the Bank to permanently reduce the Indebtedness; and

(b)     the Indebtedness shall be repaid in full on or before October 31, 2008.

5.04     FORBEARANCE  FEE:  A  forbearance  fee  in  the  sum  of  $10,000  (the
         -----------------
"FORBEARANCE FEE") shall be paid to the Bank in consideration for the Bank's agreement to forbear as set out herein and to compensate the Bank for the time and expense incurred, and to be incurred, by it in connection with the administration of the Credit Facilities during the Forbearance Period and such Forbearance Fee is deemed to have been earned by the Bank upon the execution and delivery of this Agreement. The Forbearance Fee shall be and is hereby deemed to form part of the Indebtedness and secured by the Security and Sentry Security. The Borrower and each of the Guarantors authorize the Bank to debit the accounts of the Borrower maintained at the Bank in payment of the Forbearance Fee immediately upon the execution of this Agreement.

5.05     CONDITIONS TO FORBEARANCE:  The agreement of the Bank to forbear from
         --------------------------
the exercise of its rights and remedies against the Borrower pursuant to this
Article 5 is conditional upon: (i) Brascan Technology Fund ("BRASCAN") providing to the Bank, by no later than June 4, 2008, with written confirmation that it has agreed to extend the due date for the repayment of the indebtedness owing to it by the Borrower to December 31, 2008, in form and content satisfactory to the Bank; and (ii) the Borrower providing to the Bank, by no later than June 4, 2008, with written confirmation, in form and content satisfactory to the Bank, from Tradition Capital Bank ("TRADITION") that the revolving credit agreement made as of September 26, 2007 between Sentry and Tradition has been extended to at least October 31, 2008.

5.06     AMENDMENTS TO LOAN AGREEMENT:  The Borrower and each of the Guarantors
         -----------------------------
acknowledge that, effective as at and from the execution of this Agreement by the Borrower, the Loan Agreement is deemed to have been amended as follows:
(a) the applicable rate of interest on the Credit Facilities shall be increased to the Bank's Prime Rate plus 3 % per annum.


                                   ARTICLE 6
                                   ---------
                                   COVENANTS
                                   ---------

6.01 The Borrower and each of the Guarantors hereby jointly and severally covenant and agree with the Bank as follows:

(a)     MAINTAIN  CORPORATE  STATUS:  Each  of  the  Borrower  and  Sentry shall
        ---------------------------
maintain, and the Guarantors shall ensure that the Borrower and Sentry maintain, their corporate existence as valid and subsisting corporate entities;

(b)     NO CORPORATE CHANGES:  Neither the Borrower nor Sentry shall merge,
        ---------------------
amalgamate or consolidate, and the Guarantors shall ensure that neither the Borrower nor Sentry merges, amalgamates or consolidates, with any other corporation except with the prior written consent of the Bank;

(c)     NO FURTHER OBLIGATIONS:  Neither the Borrower nor Sentry shall incur or
        -----------------------
become liable for, and the Guarantors shall ensure that neither the Borrower nor Sentry incurs or becomes liable for, any borrowed money, or for the purchase price of assets, obligations and leases, obligations under letters of credit or guarantees or indemnities, obligations given pursuant to bankers' acceptances or indemnities in connection therewith, or any contingent obligation, including, without limitation, guarantees, endorsements or bills of exchange, obligations to purchase assets and obligations to make advances or otherwise provide financial assistance to any other entity without the prior written consent of the Bank, except any of the same which is in the ordinary course of the business of the Borrower, provided, however, that nothing herein shall preclude the Borrower or Sentry from incurring and becoming liable for borrowed money provided the same is used by the Borrower or Sentry to repay the Indebtedness in accordance with and pursuant to this Agreement;

(d)     NOTICE OF PROCEEDINGS:  The Borrower shall give to the Bank prompt
        ----------------------
notice, and the Guarantors shall ensure that the Borrower gives to the Bank prompt notice of any litigation, arbitration or administrative proceedings before or of any court, arbitration, tribunal or governmental authority or dispute affecting any of the Assets and Sentry Assets;

(e)     PRIORITY OF SECURITY:  The Borrower shall not do anything to affect, and
        ---------------------
the Guarantors shall ensure that the Borrower does not do anything to affect the ranking of the Security or Sentry Security held by the Bank, without the prior written consent of the Bank;

(f)     STATUTORY REMITTANCES:  The Borrower shall, and the Guarantors shall
        ----------------------
cause the Borrower to, keep current all amounts owing by the Borrower to the Crown, including, without limitation, amounts owing under the Income Tax Act (Canada), the Excise Tax Act (Canada), the Retail Sales Tax Act (Ontario) and any other federal or provincial laws which could give rise to a claim against the Bank in priority to the Security held by the Bank against the Assets (as the case may be) (collectively, the "PRIORITY PAYABLES"). The Borrower hereby authorizes and directs any entity having information in respect of the Priority Payables to release such information to the Bank or its agents, including, without limitation, the Consultant to assist the Bank in evaluating the existence and extent of any indebtedness owing by the Borrower to such entity and the Borrower shall execute and deliver, forthwith at the request of the Bank, such authorizations and consents as the Bank may require in respect of same (the "PRIORITY PAYABLE AUTHORIZATIONS");

(g)     STATUTORY REMITTANCES - US: The Borrower shall, and the Guarantors shall
        ---------------------------
cause the Borrower to, keep current all amounts owing by the Borrower to the United States of America, any State or Commonwealth thereof, any city, county, township, municipality or other governmental authority, such amounts including, without limitation, all federal, state, local, franchise, employment, property, sales, withholding, stamp or documentary taxes, and any other excise taxes, assessments, contributions, levies required of it by law, which could give rise to a claim against the Bank in priority to the Security held by the Bank against the Assets (as the case may be) (collectively, the "US PRIORITY PAYABLES"). The Borrower hereby authorizes and directs any entity having information in respect of the Priority Payables to release such information to the Bank or its agents, including, without limitation, the Consultant to assist the Bank in evaluating the existence and extent of any indebtedness owing by the Borrower to such entity and the Borrower shall execute and deliver, forthwith at the request of the Bank, such authorizations and consents as the Bank may require in respect of same (the "US PRIORITY PAYABLE AUTHORIZATIONS");

(h)     EQUIPMENT SUPPLIERS:  The Borrower and Sentry shall keep current all of
        --------------------
its obligations to third parties that have or may be granted a lien, charge or security interest in any equipment forming part of the Assets and Sentry Assets;

(i)     NO AGREEMENTS:  Except as expressly permitted herein, the Borrower and
        --------------
Sentry shall not, and the Guarantors shall ensure that the Borrower and Sentry do not, enter into any agreement or employ any strategy, either directly or indirectly, which would encumber, restrict or otherwise impair the Assets and Sentry Assets or the marketability thereof and the Borrower and Sentry shall work diligently, toward the overall implementation of this Agreement, including, without limitation, the Repayment Plan;

(j)     NOTICE OF EVENT OF DEFAULT:  The Borrower shall give the Bank prompt
        ---------------------------
notice of, and the Guarantors shall ensure that the Borrower gives to the Bank prompt notice of any Event of Default or any event which, with notice or lapse of time or both, would constitute an Event of Default;

(k)     NO FURTHER SECURITY:  The Borrower and Sentry shall not, and the
        --------------------
Guarantors shall ensure that the Borrower and Sentry do not, grant, execute or deliver any security interests, mortgages, hypothecs, liens, charges, pledges or other encumbrances whatsoever to any person, firm, corporation or other legal entity without the prior written consent of the Bank;

(l)     PAYMENT  OF  BONUSES,  ETC.:  The Borrower and Sentry shall not, and the
        ----------------------------
Guarantors shall not cause or allow the Borrower or Sentry to, without the prior written consent of the Bank, incur any capital expenditures, or make any payments, whether directly or indirectly, to any of their shareholders or any other persons, whether by way of dividends, capital dividends, redemption or retraction of shares, bonuses or otherwise;

(m)     NO  REPAYMENT  TO  RELATED PERSONS:  Until the Indebtedness is repaid in
        -----------------------------------
full, there shall be no repayment of any amounts owing by the Borrower or Sentry to any "related person" as such term is defined under the BIA, save and except payments to employees of the Borrower and Sentry in the ordinary course of the Borrower's and Sentry's businesses, without the prior written consent of the Bank;

(n)     COMPLIANCE:  Each of the Borrower and the Guarantors shall comply, and
        -----------
each shall ensure that the other complies in all respects with all terms and provisions of this Agreement, the Loan Agreement and the Security;

(o)     FINANCIAL REPORTING:  The Borrower shall honour, and the Guarantors
        --------------------
shall cause the Borrower to honour, all financial reporting covenants contained in this Agreement, and the Loan Agreement;

(p)     BANK ACCOUNT:  The Borrower shall, and the Guarantors shall ensure that
        -------------
all monies generated by the Borrower in the course of its business operations are deposited into the bank accounts of the Borrower maintained at the Bank and the Borrower and Sentry shall only maintain accounts at the Bank, with the exception of account #2517-00-3103 maintained in the name of Sentry with the Bank of America, at its branch located at 4400 Veterans Memorial Highway, Holbrook, New York ("BANK OF AMERICA ACCOUNT");

(q)     CO-OPERATION ON ENFORCEMENT:  Should an Event of Default occur and the
        ----------------------------
Bank exercise its rights and remedies under this Agreement, the Security, the Sentry Security and the Loan Agreement, the Borrower and Sentry shall assist, and the Guarantors shall ensure that the Borrower and Sentry assists, the Bank in the exercise of such rights and remedies, including, without limitation, assisting the Bank in securing possession of the Assets and Sentry Assets and providing such assistance as is requested in the sale of same;

(r)     STATUS REPORTS:  The Borrower and Sentry shall provide to the Bank, and
        ---------------
the Guarantors shall ensure that the Borrower provides to the Bank, written status reports acceptable to the Bank, in its sole and absolute discretion, on a bi-weekly basis, commencing on the third Business Day following the execution of this Agreement by the Borrower, and every two weeks thereafter, with respect to
(i) their efforts to raise financing to facilitate an equity injection and/or refinancing; (ii) the status of the contracts between Sentry and/or the Borrower with Telvent Mexico, Steve & Barry's Distribution Centre, Dallas Public Library and Fed-Ex Smart Post; and (iii) a list of all new customer contracts entered into by the Borrower and/or Sentry US in excess of $250,000. The Borrower shall deliver to the Bank copies of all commitments, loan applications, term sheets, offers to finance and other documentation with respect to the efforts described in (i) above requested by the Bank;

(s)     MONTHLY FINANCIAL STATEMENTS:  Within 15 days from the date of this
        -----------------------------
Agreement, the Borrower shall provide to the Bank, and the Guarantors shall ensure that the Borrower provides to the Bank, consolidated and unconsolidated financial statements for the Borrower, Sentry and CSI for January, February and March, 2008;

(t)     CASH FLOW PROJECTIONS:  By no later than June 11, 2008, the Borrower
        ----------------------
shall provide to the Bank, and the Guarantors shall ensure that the Borrower provides to the Bank, a monthly balance sheet, monthly income statement and monthly cash flow projection, on a consolidated and unconsolidated basis for the Borrower, Sentry and CSI, for the period ending December 31, 2008, in form satisfactory to the Bank;

(u)     NET BORROWING POSITION:  The Borrower and Guarantors shall not allow its
        -----------------------
net borrowing position (being the loans advanced by the Bank less the deposits in the Bank of America Account and less deposits in the accounts maintained by the Borrower with the Bank) to exceed, at each week end to July 25, 2008, the sums provided for in Schedule "A" annexed hereto. The Borrower shall provide to the Bank, by no later than June 11, 2008, its net borrowing position projections for the weeks of July 7 - July 21, 2008, for the Bank's consideration. The Borrower and Guarantors acknowledge that the Bank is not obliged to accept such net borrowing positions; and

(v)     BANK OF AMERICA CONTROL AGREEMENT:  The Borrower and Sentry shall use
        ----------------------------------
commercially reasonable efforts to cause the Bank of America to enter into a control agreement with the Bank, on such terms and conditions as are satisfactory to the Bank, by no later than July 31, 2008.


                                  ARTICLE 7
                                  ---------
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

7.01     REPRESENTATIONS  AND  WARRANTIES:  The  Borrower  and  each  of  the
         ---------------------------------
Guarantors represent and warrant to and in favour of the Bank and acknowledge that the Bank is relying upon such representations and warranties in entering into this Agreement as follows:

(a) the Borrower and Sentry are corporations duly incorporated, organized and subsisting under the laws of the Province of Ontario and State of Delaware, respectively;

(b) each of the Borrower and the Guarantors have all necessary power and authority and are duly qualified and hold all necessary licenses and/or registrations to carry on their respective businesses as now conducted and to enter into and perform their respective obligations under this Agreement;

(c) the execution, delivery and performance of this Agreement by the Borrower and each of the Guarantors and the performance of their respective obligations hereunder:

        (i)   have been duly  authorized  by all necessary corporate  actions;

        (ii) do not conflict with or result in a breach or violation of or constitute a default under;

              A.     the  constating  documents  or  by-laws  of  the  Borrower;

              B. any law, rule, regulation, order, judgment, writ, injunction or decree applicable to the Borrower and each of the Guarantors; and

              C. any commitment, agreement or other instrument to which the Borrower and/or any of the Guarantors are now a party or otherwise bound; and

       (iii) does not require the consent or approval of any third party;

(d) there is no matter, fact or event which is known to the Borrower and the Guarantors that has not been disclosed to the Bank which is likely to have a material adverse affect on the performance of their respective obligations under this Agreement, or have a material adverse affect on the Assets, Sentry Assets or the operations of the Borrower or the Guarantors and each of them have conducted such investigations as they consider reasonably necessary to make this representation and warranty;

(e) all amounts owing by the Borrowers and the Guarantors under the Income Tax Act (Canada), Excise Tax Act (Canada), Retail Sales Tax Act (Ontario) and any other federal or provincial laws, or to any taxing authority in the United States of America, which could give rise to a claim against the Bank in priority to the Security or the Sentry Security, are current, including, without limitation, in respect of source deductions, goods and services tax, provincial sales tax or any state or federal tax in the United States of America; and

(f) there are no amounts owing to Canada Revenue Agency, the Province of Ontario, or any other federal or provincial government agency or body or any state or federal taxing authority in the United States of America, as a result of arrears of monies owing by the Borrowers and/or the Guarantors, such as may give rise to the issuance of a third party requirement to pay or any similar demand notice.

7.02     NON-MERGER:  The  representations and warranties set forth herein shall
         -----------
survive the execution and delivery of this Agreement, and shall continue in full force and effect until the repayment of the Indebtedness.

                                    ARTICLE 8
                                    ---------
                                    SECURITY
                                    --------

8.01     SECURITY:  The  Security  and Sentry Security shall continue to be held
         ---------
by  the  Bank  hereunder.

8.02     CROSS COLLATERALIZATION:  The Security and Sentry Security held by the
         ------------------------
Bank shall be held as security for all Indebtedness. For greater certainty, the Borrower and the Guarantors hereby acknowledge and agree that upon the occurrence of an Event of Default, the Bank shall be entitled to enforce its rights under the Security and Sentry Security, or any part thereof, against the Assets and the Sentry Assets, or any portion thereof, to the extent of the Indebtedness.

8.03     ACCESS TO ASSETS AND SENTRY ASSETS:  The Borrower and Sentry shall, and
         -----------------------------------
the Guarantors shall ensure that the Borrower and Sentry shall, provide access to the Bank or its agents during normal business hours, to enter upon the premises or any property where the Assets and Sentry Assets are located to inspect the Assets and Sentry Assets or to have appraisals made of the Assets and Sentry Assets, and to examine and make copies of all books and records relating thereto including any books and records required by the Bank, its representatives or agents to confirm, among other things, that the Priority Payables are current. All costs in connection with such appraisals, testing and enquires shall form and are hereby deemed to form part of the Indebtedness.


                                   ARTICLE 9
                                   ---------
                           APPOINTMENT OF CONSULTANT

9.01     APPOINTMENT OF CONSULTANT:  The Borrower and Guarantors acknowledge and
         --------------------------
agree that the Bank may appoint PricewaterhouseCoopers Inc. ("CONSULTANT") for the purposes of, among other things, reviewing and assessing all business plans and contracts of the Borrower and Sentry, the financial performance of the Borrower and Sentry and any and all financial and other reports relating to the Borrower and Sentry and all other documentation required to be provided by the Borrower and Guarantors to the Bank under the Loan Agreement, the Security, the Sentry Security, this Agreement or otherwise, as well as all audits, appraisals and valuations of the Assets and Sentry Assets obtained by the Bank, including, without limitation, the reports required to be delivered to the Bank hereunder and under the Loan Agreement. The Borrower and each of the Guarantors shall provide to the Consultant access to the Assets and Sentry Assets, and the books and records of the Borrower and Sentry, and shall co-operate fully with the Consultant in order that it may fulfil the terms of its appointment. The Borrower and each of the Guarantors acknowledge that the engagement of the Consultant by the Bank shall not and does not in any way constitute the Bank or the Consultant to be in control of the Assets or the Sentry Assets or the business operations of the Borrower or Sentry. The Borrower shall be responsible for all fees and disbursements of the Consultant, plus its disbursements and goods and services tax, and the Bank is hereby authorized to debit the account of the Borrower for such fees, disbursements and taxes. The Borrower and the Guarantors each hereby acknowledge, confirm and agree that the Bank may appoint the Consultant as the interim receiver and/or receiver and manager of the Borrower, and that the Consultant may also be named as the trustee in bankruptcy of the Borrower in the event that the Bank files a bankruptcy application for a bankruptcy order against the Borrower. By their execution of this Agreement, the Borrower and each of the Guarantors confirm their respective agreement and consent to the appointment of the Consultant.

                                  ARTICLE 10
                                  ----------
                                    DEFAULT
                                    -------

10.01     EVENTS  OF  DEFAULT:  Each of the following events shall constitute an
          --------------------
Event  of  Default  under  this  Agreement:

(a) any default or failure in the observance or performance of any payment or covenant, obligation or agreement contained herein and/or under the Security and/or under the Loan Agreement by the Borrower and/or the Guarantors;

(b) the occurrence of any Event of Default hereunder and/or under the Security and/or under the Loan Agreement;

(c) any representation, warranty or statement contained herein and/or in the Security and/or in the Loan Agreement which is or proves to be untrue or incorrect;

(d) the receipt by the Bank of a demand or requirement for payment from the Canada Revenue Agency, the Province of Ontario, or any federal or provincial or state governmental agency or body, as a result of arrears of monies owing by the Borrower or Sentry including, without limitation, on account of employee source deductions, goods and services tax, provincial sales tax, state sales tax, corporate tax, employee health tax, employee vacation pay, pension contributions or municipal property taxes;

(e) the Bank determining, in its sole and absolute discretion, that any adverse change has occurred in the financial affairs of the Borrower or Sentry;

(f) the Borrower taking any action or commencing any proceeding or any action or proceeding being taken or commenced by another person or persons against the Borrower in respect of the liquidation, dissolution or winding-up of the Borrower, including, without limitation, any action or proceeding under the Winding Up and Restructuring Act, the Business Corporations Act (Ontario), or other similar legislation whether now or hereinafter in effect;

(g) Sentry taking any action or commencing any proceeding or any action or proceeding being taken or commenced by another person or persons against Sentry in respect of the liquidation, dissolution or winding up of Sentry, including, without limitation, any action or proceeding under the Bankruptcy Code (United States);

(h) the Borrower or Sentry taking any action or commencing any proceeding or any action or proceeding being taken or commenced by another person or persons against the Borrower relating to the reorganization, readjustment, compromise or settlement of the debts owed by the Borrower to its respective creditors where such reorganization, readjustment, compromise or settlement shall affect a substantial portion of the Assets or Sentry Assets, including, without limitation, the filing of a notice of intention to make a proposal or the filing of a proposal pursuant to the provisions of the BIA, the making of an order under the Companies Creditors Arrangements Act (Canada) or Bankruptcy Code (United States) or the commencement of any similar action or proceeding by the Borrower or Sentry;

(i) the Borrower committing or threatening to commit any act of bankruptcy pursuant to or set out under the provisions of the BIA;

(j) the filing of a Bankruptcy Application for a Bankruptcy Order against the Borrower pursuant to the provisions of the BIA;

(k) any execution, sequestration or other process of any court or other tribunal becoming enforceable against the Borrower or Sentry or a distress or analogous action or proceeding being taken, commenced or issued against the Borrower or Sentry or levied upon or in respect of the Assets or Sentry Assets or any part thereof, or any lien, trust claim or any other right or entitlement against or in respect of the Assets or Sentry Assets or any part thereof becoming effective, including, without limitation, a warrant of distress of any rent in respect of any premises occupied by the Borrower or Sentry, including, without limitation, any premises in or upon which the Assets or Sentry Assets or any part thereof may at any time be situate;

(l) a receiver, receiver and manager, agent, liquidator or other similar administrator being appointed in respect of the Assets or Sentry Assets, or any part thereof, or the taking by a secured party, lien claimant, other encumbrancer, judgment creditor or a person asserting similar rights of possession to the Assets or Sentry Assets or any part thereof;

(m) the Bank receiving notice from First Caribbean Intl Bk (Cayman) Ltd., that it will not renew a letter of credit in the amount of $600,000 issued by it in favour of the Bank;

(n) demand being made on the Borrower, Sentry or CSI by Brascan or Tradition, or Brascan or Tradition taking any steps to enforce any security delivered to either of them by the Borrower, Sentry or CSI; and

(o) the failure of Bank of America to enter into the control agreement referred to in section 6.01(v) hereof on or before July 31, 2008.

10.02     WAIVER:  The  Bank  may  waive in writing any Event of Default, in its
          -------
sole and absolute discretion, but no such waiver shall constitute a waiver of any or other subsequent Event of Default.

                                  ARTICLE 11
                                  ----------
                             REMEDIES ON DEFAULT
                             -------------------

11.01     ENFORCEMENT:  Upon  the  occurrence  of  an  Event  of  Default:
          ------------

(a) the Bank may immediately terminate its agreement to forbear as set forth in section 5.02 hereof;

(b) the Borrower shall assist, and the Guarantors covenant they will ensure that the Borrower assists, the Bank in the exercise of such rights and remedies, including, without limitation, assisting the Bank in securing possession of the Assets and Sentry Assets, or any part thereof, and providing such assistance as is requested in the sale of same;

(c) the Borrower and Sentry hereby consent to the Bank immediately enforcing its rights under this Agreement, the Loan Agreement, the Security and the Sentry Security, including, without limitation, the appointment of a receiver or receiver and manager, by way of private appointment or on an application to the Superior Court of Justice (Ontario) (Commercial List), and commence proceedings in the applicable Courts in the United States of America, against the Assets and Sentry Assets;

(d) the Borrower shall, immediately upon receipt from the Bank or its counsel of a Notice of Intention to Enforce Security pursuant to the provisions of subsection 244(1) of the BIA, consent to the immediate enforcement of the Security by the Bank and should the Borrower and Sentry fail to execute such consent when requested to do so by the Bank, the agreement of the Borrower and/or Sentry to do so herein shall be deemed to constitute the irrevocable consent of the Borrower and the Guarantors to immediate enforcement by the Bank of the Security; and

(e) the Borrower shall, immediately upon receipt from the Bank or its counsel of a Notice of Disposition pursuant to the provisions of subsection 63(4) of the Personal Property Security Act (Ontario), consent to the immediate disposition of the Assets by the Bank and should the Borrower and/or the Guarantors or any one of them, fail to execute such consent when requested to do so by the Bank, the agreement of the Borrower and/or the Guarantors to do so herein shall be deemed to constitute the irrevocable consent of the Borrower and the Guarantors to the immediate disposition of the Assets by the Bank.


                                   ARTICLE 12
                                   ----------
                                    GENERAL
                                    -------

12.01     ENTIRE  AGREEMENT:  This  Agreement  constitutes  the entire agreement
          ------------------
between the Parties with respect to the subject matter hereof and supersedes all prior agreements or discussions between the Parties whether written or oral.

12.02     HEADINGS:  The headings in this Agreement are provided for convenience
          ---------
of reference only and should not be considered to form part hereof for the purpose of interpreting or construing or applying this Agreement and such headings shall not define, limit, extend or describe the scope of this Agreement or any of its terms and conditions.

12.03     SCHEDULES:  Schedule "A" attached hereto forms an integral part of
          ----------
this Agreement.

12.04     SEVERABILITY:  If any provision of this Agreement is found by a court
          -------------
of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Agreement shall not be affected thereby and shall remain valid and enforceable.

12.05     NOTICES:  Any notice required or permitted to be given hereunder or
          --------
any tender or delivery of documents may be given in writing by personal delivery or by facsimile transmission to the Borrower and the Bank at the following addresses:

TO  THE  BORROWER,  SENTRY  AND  CSI  AT:

37  Voyager  Court  North
Etobicoke,  ON  M9W  4Y2

Attention:          Peter  Murdoch
Fax:               (416)  674-5075

WITH  A  COURTESY  COPY  TO:

     Beard  Winter  LLP
     130  Adelaide  Street  West
     Suite  701
     Toronto,  ON  M5H  2K4

     Attention:     Erick  J.  Fish
     Fax:          (416)  593-7760

TO  THE  BANK  AT:

20  King  Street  West
9th  Floor
Toronto,  ON  M5H  1C4

     Attention:     Colin  Cochrane
     Fax:           (416)  955-2562

WITH  A  COURTESY  COPY  TO:

Minden  Gross  LLP
145  King  Street  West
Suite  2200
Toronto,  ON  M5H  4G2

     Attention:     Kenneth  L.  Kallish
     Fax:          (416)  864-9223

The date of receipt of such notice shall be the date of the actual delivery to the address specified if delivered or the date of actual transmission to the telecopier number if telecopied, unless such date is not a Business Day, in which event the date of receipt shall be the next Business Day immediately following the date of such delivery or transmission.

12.06     NO  PREJUDICE:  The  provisions hereof shall operate and apply without
          --------------
prejudice to any rights which the Bank may now or in the future have in respect of the Indebtedness, or other liabilities or obligations, whether direct or indirect, matured or not, contingent or otherwise, of the Borrower to the Bank.

12.07     SUCCESSORS AND ASSIGNS:  This Agreement may be assigned by the Bank in
          -----------------------
its sole and absolute discretion, but shall not be assigned by the Borrower unless authorized by the Bank in writing and this Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

12.08     TIMELY PERFORMANCE:  It is intended by all Parties to this Agreement
          -------------------
that all obligations hereunder will be performed strictly in accordance with the provisions of this Agreement and in a timely manner, with time being of the essence hereof. Accordingly, should default occur in the timely performance of any of the obligations by the Borrower for any reason, whether within or beyond its control, the Bank shall upon the occurrence of such default be entitled to rely strictly on its rights and remedies as set forth in this Agreement and under the Loan Agreement and the Security.

12.09     RELATIONSHIP OF PARTIES:  Nothing in this Agreement shall be construed
          ------------------------
to change the relationship existing between the Borrower and the Bank to one other than the debtor/creditor relationship as it now exists. This Agreement is not entered into, nor shall it create, a partnership, joint venture or agency relationship between the Bank and any of the Parties hereto.

12.10     COUNTERPARTS:  This  Agreement  may  be  executed  in  one  or  more
          -------------
counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same agreement.

12.11     FACSIMILE TRANSMISSION:  A facsimile transmission received by each
          -----------------------
Party of the other Parties signatures shall serve to confirm the execution thereof by each such party. The Parties hereto hereby agree that an original executed copy of this Agreement shall be delivered to and by each Party within two (2) Business Days of receiving the facsimile transmission copy of the executed Agreement.

12.12     GOVERNING LAW:  This Agreement shall be governed by the laws of the
          --------------
Province of Ontario and the laws of Canada as are applicable therein.

12.13     NO  AMENDMENT:  This  Agreement  shall  not  be  amended  unless  such
          --------------
amendments  are  in  writing  and  signed  by  all  Parties.

12.14     FURTHER ASSURANCES:  Each of the Borrower and the Guarantors hereby
          -------------------
agree to sign or execute all such other documents and do such other things as may be necessary or desirable for more completely and effectively carrying out the terms and intentions of this Agreement.

12.15     ACCEPTANCE:  Each of the Borrower and the Guarantors hereby
          -----------
acknowledge and agree to and with the Bank that on or before 5:00 p.m. on June 4, 2008, the Bank shall have received: (i) an original Forbearance Agreement executed by the Borrower and each of the Guarantors; (ii) payment of the Forbearance Fee required under section 5.04 hereof; and (iii) delivery of the confirmation and agreements contemplated in section 5.05 hereof. In the event either of these conditions precedent to the Bank agreeing to forbear have not been satisfied, the Bank may elect to rely upon its rights and remedies under the Loan Agreement, the Security or otherwise.

IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement with effect as and from the date first written above.

                            ROYAL  BANK  OF  CANADA


                            Per:  /s/ Colin Cochrane
                                 ----------------------------------
                                  Name:  Colin  Cochrane
                                  Title: Manager, Special Loans Group - Ontario

                                  I  Have  Authority  to  Bind  the  Bank



                            SENTRY  TECHNOLOGY  CANADA  INC.


                            Per:  /s/ Peter L. Murdoch
                                 ----------------------------------
                                 Name:  Peter L. Murdoch
                                 Title: Authorized  Signing  Officer

                                 I  Have  Authority  to  Bind  the  Corporation


                            SENTRY  TECHNOLOGY  CORPORATION


                            Per:  /s/ Peter L. Murdoch
                                 -------------------------------------
                                 Name:  Peter L. Murdoch
                                 Title:     Authorized  Signing  Officer

                                 I  Have  Authority  to  Bind  the  Corporation

                           CUSTOM  SECURITY  INDUSTRIES  INC.


                           Per:  /s/ Morton Roseman
                                --------------------------------------
                                Name: Morton Roseman
                                Title:     Authorized  Signing  Officer

                                I  Have  Authority  to  Bind  the  Corporation

                                  SCHEDULE "A"
                                  ------------

                 Week ended May 2, 2008          $2,164,018
                 Week ended May 9, 2008          $2,332,798
                 Week ended May 16, 2008         $2,522,130
                 Week ended May 23, 2008         $2,426,640
                 Week ended May 30, 2008         $2,720,446
                 Week ended June 6, 2008         $3,121,000
                 Week ended June 13, 2008        $3,121,000
                 Week ended June 20, 2008        $3,121,000
                 Week ended June 27, 2008        $3,121,000
                 Week ended July 4, 2008         Borrower to complete
                 Week ended July 11, 2008        Borrower to complete
                 Week ended July 18, 2008        Borrower to complete
                 Week ended July 25, 2008        Borrower to complete









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